SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	301/998-8100

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Supplemental portfolio information at March 31, 2004 (including press release dated May 5, 2004)

Item 12. Results of Operations and Financial Condition.

     The following information is being furnished under Item 12-Results of Operations and Financial Condition. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

     On May 5, 2004, Federal Realty Investment Trust issued supplemental data pertaining to its operations, as well as a press release, to report its financial results for the quarter ended March 31, 2004. The supplemental data and press release are furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: May 5, 2004	/s/ Larry E. Finger

Larry E. Finger
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exh No.	Exhibit	Page No.
99.1	Supplemental Information at March 31, 2004	4